Exhibit 99.1

 Quantum-SiInvestor Presentation  Quantum-Si | INVESTOR UPDATE   September 2021

 Quantum-Si: Today’s Speakers  Claudia DraytonChief Financial Officer  John StarkChief Executive Officer  Dr Matthew DyerChief Business Officer

 Disclaimer  This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results of Quantum-Si Incorporated (the “Company”) may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance, development of products and services, potential regulatory approvals, the size and potential growth of current or future markets for the Company’s future products and services, or the Company’s plans expectations or future operations, financial position, revenues, costs or expenses. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of COVID-19 on the Company’s business; the inability to maintain the listing of the Company’s shares of Class A common stock on The Nasdaq Stock Market; the ability to recognize the anticipated benefits of the Company’s recently-completed business combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; changes in applicable laws or regulations; the Company’s ability to raise financing in the future; the success, cost and timing of the Company’s product development activities; the potential attributes and benefits of the Company’s products and services; the Company’s ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company’s ability to identify, in-license or acquire additional technology; the Company’s ability to maintain its existing lease, license, manufacture and supply agreements; the Company’s ability to compete with other companies currently marketing or engaged in the development of products and services that the Company is developing; the size and growth potential of the markets for the Company’s future products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the Company’s products and services following anticipated commercial launch; the Company’s estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; the Company’s financial performance; and other risks and uncertainties indicated from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

 Driving the Forefront of Single Molecule Detection and Resolution  Founded in 2013 and first to market Single Molecule Protein Sequencing End to End Benchtop SystemExtensive IP portfolio: >500 Issued and/or Pending Patents*>$40B TAM: Expansion of Immune Understanding5+ Early Access Systems active with External SitesPublicly Traded on the NASDAQ: QSI (June, 2021) raising $500M+   *Over 100 issued patents and 450 pending patent applications across 125 patent families

 1990s  The Next Transformation Anticipated in Life Sciences:Single Molecule Protein Sequencing     qPCR  Sanger  Microarrays  Mass Spec  ELISA  Genomics  Protein  2000s  2010s - Current  Analog Gene and Transcript Resolution  Birth of Digital DNA Sequencing   Single Molecule, Benchtop Systems and Clinical   Analog Protein and Peptide Level  Bench Top Single Molecule/Amino Acid Resolution  Without legacy restrictions,QSi has the opportunity to compete successfully

 Novel Therapies  Current State of Treatment  90% OF APPROVED DRUGS TARGET A PROTEIN1  85% OF PROTEOME UNDRUGGED2  Why is understanding the Proteome transformative?Proteins represent the clinical end point and building blocks of life   What is there?  How much is there?  How has it been changed?  6  QUANTUM-SI  Patient Care  >100M IMMUNOASSAY TEST/YEAR3  1 The Human Proteome Tissue Atlas – Druggable Proteome, 2015, The Human Protein Atlas Project  2 A Quest to Drug the Undruggable, June, Chemical & Engineering News, Volume 96, Issue 26, 2018  3 “NPS Focus”, Rainbow makers, Royal Society of Chemistry (RSC), 2003, retrieved 29 December 2012

 The Next Generation Protein Sequencing Solution Quantum-Si unique solution to enable absolute quantification and resolution of the Proteome   END-TO-ENDBENCHTOP SYSTEMDecentralization by enabling the scientific and clinical community  7  QUANTUM-SI  SINGLE MOLECULE RESOLUTIONAbsolute measurement of unbiased biology providing novel insights into variant and structure modifications  TIME DOMAINSEQUENCING™ Novel sequencing method that provides interrogation at the amino acid level

 End-to-End Protein Analysis Platform  CARBONUniversal sample preparation for both protein and DNA.  PLATINUMScalable detection with single molecule sensitivity.  CLOUDSecure data storage and analysis workflows.  Sample Prep  Sequencing  Analysis

   Mass Spec  Digital DNA Sequencing  Single Molecule DNA Sequencing  Quantum-Si  Quantitative Analysis (Protein)  ✅  ┈   ┈   ✅  Quantitative Analysis (DNA)  ┈  ✅  ✅   ✅  Benchtop System  ┈  ✅  ┈  ✅  Single Molecule  ┈  ┈  ✅  ✅  Delivering on What We Believe the Market Demands

 PROPRIETARY & CONFIDENTIAL  Time Domain Sequencing™ provides amino acid resolution sequence of single peptides across millions of wells in parallel  RECOGNIZER F  RECOGNIZER W  RECOGNIZER Y  RAW TRACE  CUT F  CUT W  Example trace from sequencing the Human GLP1 protein

 Time Domain Sequencing™ Validated by External Sites  QUANTUM-SI CHIP LOADING  5+ global early access partnersData shown was generated by ESPCI on an early access Platinum device

 Leveraging Early Access for Application Development    BARCODE RECOGNITION  BARCODE REMOVAL   BINDER ADDITION  CUTTER ADDITION  PEPTIDE-BARCODE HYBRID COMPLEXES  DUAL BARCODE AND PEPTIDE DYNAMIC RUNS  Barcode development for sample multiplexing and future applications Collaboration with ESPCI and University of Wollongong              DUAL BARCODE RECOGNITION  DUAL PEPTIDE RECOGNITION

   Novel Biological Understanding:Next Frontier of Assessing Recurrence and Treatment  Phosphorylated Tyrosine  Tyrosine  Tyrosine phosphorylation is a marker for pathway activation, e.g. how cells responds to drugs, infection.  Pathways Activation  Our technology detects post-translational modifications like any other amino acid. We can currently recognize phosphorylated tyrosine on chip and are working on other PTMs.  Post-translational Modifications   Estimated $10B/Year Therapy Market OpportunityEGFR/HER2 (Breast and Lung)

 >132MMolecular Tests Performed Each Year in U.S  Sequencing  Clinical Testing  >20,000Proteomics InstrumentInstallations  Quantitative Proteomics  >16,000 Bench Top DNA Digital Sequencing Systems   Potential Digital Disruption and Expansion of a $44B Market        $31B (2020) 3% CAGR  $5B (2020) 8% CAGR  $8B (2020) 15% CAGR    Pharmaceutical and diagnostic development    Basic Research, Discovery and Emerging Clinical Application    Precision MedicineTargeted Therapies  Data collected from SDI Global Report 2020 and Cowen Equity Research Life Science tools Kit 12th Edition.

Pathway for Growth and Customer Adoption

Status:

- ☑ Initiated early access
- ☑ Scaled production/supply chain
- ☑ Building commercial organization



Develop
Key Influencers
Early Access
Drive
Adoption & Revenue
Initial Launch
Develop
New Applications
Product
Updates
Expand
User Base
Portfolio
Expansion
$186M+
Revenue
Consumables
Devices
2021
2025

By 2025:

> 5,000 units hardware

>$45K annual pull through revenue/ device

Target gross margins > 70%

QUANTUM SI INVESTOR UPDATE 15

Pioneering Next Generation Single Molecule Sequencing

QuantumSi

Company Core Focuses

1. Expansion of Product Development and Commercial Organization
2. Scale Product Readiness and Supply Chain
3. Expansion of Early Access Program Leading to Scaled Commercialization
4. Accelerate Single Molecule Applications and Future Products

QUANTUM SI INVESTOR UPDATE 16